Business Combinations	12 Months Ended
Mar. 31, 2023
Disclosure of detailed information about business combination [abstract]
Business Combinations
7)
BUSINESS COMBINATIONS

(a)
Acquisition of Quest 2 Travel.com India Private Limited

On April 30, 2019, the Group through one of its Indian subsidiaries acquired 51% equity interest in Quest 2 Travel.com India Private Limited ("Q2T"), a corporate travel management company in India. This business acquisition was conducted by entering into the Share Purchase Agreement (‘SPA’) for a cash consideration of USD 14,699 to the existing shareholders for the sale of their shares in Q2T.

As per the SPA, the Company was required to acquire the remaining 49% shares of Q2T from the existing shareholders in cash for an estimated additional consideration of USD 14,550, which represents its fair value as at the acquisition date, in three equal tranches, over a three year earn-out period ending 2022. The earn-out will be based on valuation linked to future profitability of Q2T. The financial liability in respect of acquisition of these shares has been recognized with corresponding debit to accumulated deficit in the statement of changes in equity as the selling shareholders still have access to the returns associated with the underlying ownership interest. Further, during the year ended March 31, 2021, the Company entered into an amendment agreement with the selling shareholders of Q2T and agreed to extend the earn-out period by one year to period ending 2023.

In the year ended March 31, 2023, the Company acquired an additional 16.33% (March 31, 2022: 16.33%) interest from holders of non-controlling interest in Q2T against settlement of proportionate financial liability for USD 5,035 (March 31, 2022: USD 5,613) in cash, increasing its shareholding from 67.33% to 83.66% (March 31, 2022: 51% to 67.33%). Consequently, the Company has recognised a decrease in non-controlling interest of USD 1,304 (March 31, 2022: USD 1,149) with a corresponding decrease in accumulated deficit by USD 1,522 (March 31, 2022: USD 1,246) and increase in foreign exchange translation reserve by USD 218 (March 31, 2022: USD 97).

(b)
Acquisition of Book My Forex Private Limited

On April 5, 2022, the Group through one of its Indian subsidiaries, acquired 51% voting equity stake in Book My Forex Private Limited ('BMF'), a leading online foreign currency exchange service provider in India. This business acquisition was executed by entering into a Share Purchase Agreement (‘SPA’) for a cash consideration of USD 7,711.

This acquisition will help the Group in enhancing the foreign exchange options provided particularly to its outbound travelling customers.

The operations of BMF have been consolidated in the financial statements of the Group from April 5, 2022. During the year ended March 31, 2023, BMF contributed revenue of USD 835 and loss of USD 1,243 to the Group’s results.

The purchase price of the acquisition, net of USD 7,000 cash and cash equivalents acquired was USD 711.

Identifiable assets acquired and liabilities assumed

The acquisition was accounted for under the acquisition method of accounting in accordance with IFRS 3 "Business Combinations". The assets and liabilities of BMF were recorded at their fair value at the date of acquisition.

The purchase price was allocated based on management’s estimates and an independent appraisal of fair values as follows:

Property, plant and equipment	207
Intangible assets*	561
Other non-current assets	745
Current assets and liabilities, net (including cash and cash equivalents of USD 7,000)	7,160
Other non- current liabilities	(229)
Deferred tax liabilities	(140)
Total identifiable net assets acquired	8,304
Non-controlling interest (49%)	(4,069)
Goodwill	3,476
Total purchase price	7,711

* Intangible assets primarily includes brand/trade mark and technology related development cost.

The fair value of the current assets acquired includes trade receivables with a fair value of USD 185, equivalent to gross contractual amount receivable.

The goodwill was attributable mainly to the skills and technical talent of BMF’s work force. Goodwill is not expected to be deductible for income tax purposes.

(c)
Acquisition of Simplotel Technologies Private Limited

On September 28, 2022, in addition to its existing equity interest, the Group, through one of its Indian subsidiaries acquired additional voting equity interest in Simplotel Technologies Private Limited ("Simplotel") resulting in 69.6% voting equity stake in Simplotel, a company engaged in building websites and booking technology for hotels. This business acquisition was conducted by entering into the Share Subscription and Purchase Agreement ('SSPA') for a cash consideration of USD 3,905 for acquisition of the additional equity interest.

Through this acquisition, the Group aims at providing an extensive offering of technology products and solutions for hotel suppliers ecosystem.

The operations of Simplotel have been consolidated in the financial statements of the Group from September 28, 2022. In the year ended March 31, 2023, Simplotel contributed revenue of USD 717 and profit of USD 117 to the Group’s results.

If the acquisition had occurred on April 1, 2022, management estimates that consolidated revenue would have been USD 593,720 and consolidated loss for the year ended March 31, 2023 would have been USD 11,007. In determining these amounts, management has assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on April 1, 2022.

The purchase price of the acquisition, net of USD 3,159 cash and cash equivalents acquired was USD 4,280, including fair value of existing equity interest valued at USD 3,534.

Identifiable assets acquired and liabilities assumed

The acquisition was accounted for under the acquisition method of accounting in accordance with IFRS 3 "Business Combinations". The assets and liabilities of Simplotel were recorded at their fair value at the date of acquisition.

The purchase price was allocated based on management’s estimates and an independent appraisal of fair values as follows:

Property, plant and equipment	26
Intangible assets*	801
Other non-current assets	219
Current assets and liabilities, net (including cash and cash equivalents of USD 3,159)	3,139
Other non-current liabilities	(67)
Total identifiable net assets acquired	4,118
Non-controlling interest (30.4%)	(1,761)
Goodwill	5,082
Total purchase price	7,439

* Intangible assets primarily includes brand/trade mark and technology related development cost.

The fair value of the current assets acquired includes trade receivables with a fair value of USD 119, equivalent to gross contractual amount receivable.

The goodwill was attributable mainly to the skills and technical talent of Simplotel’s work force. Goodwill is not expected to be deductible for income tax purposes.

As per the Shareholder Agreement (SHA), on completion of three years from the date of acquisition, the promoter (as defined in aforesaid SSPA) of Simplotel shall have the right but not the obligation to sell all the shares held by the promoter in Simplotel, in cash for an estimated consideration of USD 4,411, which represents its fair value as at the acquisition date. The consideration will be based on valuation linked to future revenue and profitability of Simplotel. The financial liability in respect of acquisition of these additional shares has been recognized with corresponding debit to accumulated deficit in the statement of changes in equity as the promoter still has access to the returns associated with the underlying ownership interest.